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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2006

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)


          Maryland                      1-10899               13-2744380
----------------------------         --------------       ------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)


                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On July 18, 2006, Kimco entered into an Amended and Restated Distribution Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc.,
Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia
Capital Markets, LLC (collectively, the "Agents"), with respect to the issue and sale by Kimco of its Series C Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Amended and Restated Distribution Agreement amends and restates the Distribution Agreement, dated September 26, 2001, as amended and supplemented by the First Amendment to the Distribution Agreement, dated July 28, 2003, between Kimco and the Agents with respect to the Notes.
The Notes are to be issued pursuant to an Indenture, dated as of September 1, 1993, as amended, supplemented or modified from time to time, including the First Supplemental Indenture thereto dated as of August 4, 1994, the Second Supplemental Indenture thereto dated as of April 7, 1995 and the Third Supplemental Indenture thereto dated as of June 2, 2006, between Kimco and the Bank of New York. The Amended and Restated Distribution Agreement, dated July 18, 2006, is attached hereto and incorporated herein by reference as
Exhibit 1.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

1.1 Amended and Restated Distribution Agreement dated July 18, 2006, among Kimco Realty Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 18, 2006                    KIMCO REALTY CORPORATION
                                            (registrant)


                                     By: /s/ Michael V. Pappagallo
                                     ---------------------------------
                                     Name: Michael V. Pappagallo
                                     Its: Executive Vice President
                                     and Chief Financial Officer